AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Phoenix Cos. / PNX
   Fund(s)           List below
   Offering Date:    June 19, 2001
   No. of Securities Offered:     48,800,000
   (# of shares or # of bonds)

   Affiliated Broker:  Morgan Stanley & Co
   Price Per Unit:     $17.50

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities
   [   ] Municipal Securities
   [   ] Offered in an  Eligible Foreign Offering

                                                                                             YES                  NO
 1 Are the securities  being offered pursuant to a  firm commitment                           X
    underwriting?
                                                                                             YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not                 X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                             YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not              X
   receive compensation in connection with the transaction?
                                                                                             YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day                  X
   on which any sales are made?
                                                                                             YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                                X
   transactions?
                                                                                             YES                  NO
 6 If not a municipal issuer, has the issuer ( including predecessors)  been in               X
   continuous operation for at least three years?
                                                                                             YES                  NO
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                          X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                             YES                  NO
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                     X
   this transaction?
                                                                                             YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS  for all               X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                            48,800,000
   Price per Unit:                                                      17.50
   10% of Total Offering:                                       85,400,000.00


   40-Act Fund       Units            Offer                      Total       % of Total           Selling Broker
                     To Buy           Price                      Value       Offer Purchased
                                                                             By Each Fund
   *SEE LEGEND
            12                 111,400               17.50        $1,949,500          0.228%      Merrill Lynch
           466                   2,700               17.50           $47,250          0.006%      Merrill Lynch
           879                 133,700               17.50        $2,339,750          0.274%      Merrill Lynch
          1092                  29,600               17.50          $518,000          0.061%      Merrill Lynch
          1168                  10,300               17.50          $180,250          0.021%      Merrill Lynch
          1529                  13,900               17.50          $243,250          0.028%      Merrill Lynch
          1607                   6,300               17.50          $110,250          0.013%      Merrill Lynch
          1719                   3,000               17.50           $52,500          0.006%      Merrill Lynch
          1821                   1,700               17.50           $29,750          0.003%      Merrill Lynch
          1909                     400               17.50            $7,000          0.001%      Merrill Lynch

   Total Shares                313,000
   Total Purchased by all 40-Act Funds                            $5,477,500
   Total % of Deal Purchased by all Funds                               0.64%

                                                                                             YES                     NO



10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                    X
   in MSDWIM Compliance?



   Portfolio Manager's or designee's Signature

   **************************************
   MSDWIM Compliance*:                                                                       YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the
   appropriate outside administrators for third-party Funds?                                                          X

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)

   *LEGEND

   SHAW Number       ACCOUNT NAME

            12       MSIF Trust Small Cap Value
           466       International Mission
           879       MSIF Trust Mid Cap Value
          1092       Van Kampen American Value
          1168       Morgan Stanley Universal Funds Mid Cap Value
          1529       Morgan Stanley Mid Cap Value LP
          1607       Coutts & Co.
          1719       W.K. Kellogg Foundation
          1821       W.K. Kellogg Foundation Small Cap Value
          1909       Partners MidCap Blend Fund

   AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Tellium Inc./TELM
   Fund(s)           List below     (please use GIM2 acronyms or
                                     proper fund names)
   Offering Date:                    May 17, 2001
   No. of Securities Offered:        9,000,000
   (# of shares or # of bonds)
   Affiliated Broker:                Morgan Stanley & Co
   Price Per Unit:                   $15.00

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities
   [   ]  Municipal Securities
   [   ]  Offered in an  Eligible Foreign Offering

                                                                                         YES                  NO
 1 Are the securities  being offered pursuant to a  firm commitment                       X
    underwriting?
                                                                                         YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not             X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                         YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not          X
   receive compensation in connection with the transaction?
                                                                                         YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day              X
   on which any sales are made?
                                                                                         YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                            X
   transactions?
                                                                                         YES                  NO            N/A
 6 If not a municipal issuer, has the issuer ( including predecessors) been in           X
   continuous operation for at least three years?
                                                                                         YES                  NO            N/A
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                     X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                         YES                  NO            N/A
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                X
   this transaction?
                                                                                         YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS for all           X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                         9,000,000
   Price per Unit:                                                  15.00
   10% of Total Offering:                                   13,500,000.00


   40-Act Fund       Units        Offer    Total       % of Total       Selling
                     To Buy       Price    Value       Offer Purchased  Broker
                                                        By Each Fund
   *SEE LEGEND

   00071281              400      15.00     $6,000       0.004%         WARR
   00071928              200      15.00     $3,000       0.002%         CIBC
   00081087            2,100      15.00    $31,500       0.023%         WARR
   255                   100      15.00     $1,500       0.001%         DAIN
   391486              2,000      15.00    $30,000       0.022%         CIBC
   391548                200      15.00     $3,000       0.002%         DAIN
   391822                300      15.00     $4,500       0.003%         CIBC
   391829              1,600      15.00    $24,000       0.018%         TWPT
   4757                    0      31.00         $0       0.000%
   52297                 200      15.00     $3,000       0.002%         TWPT
   8716                  100      15.00     $1,500       0.001%         TWPT
   89902549              200      15.00     $3,000       0.002%         TWPT
   89902551              900      15.00    $13,500       0.010%         TWPT
   ALLSTAR               300      15.00     $4,500       0.003%         TWPT
   ESTF0004              400      15.00     $6,000       0.004%         TWPT
   JL50                  100      15.00     $1,500       0.001%         TWPT
   JU3I                  100      15.00     $1,500       0.001%         TWPT
   MTEC                  200      15.00     $3,000       0.002%         TWPT
   NEXTGEN               100      15.00     $1,500       0.001%         TWPT
   PRINAGGR              700      15.00    $10,500       0.008%    Dain Bosworth
   PRINCON               100      15.00     $1,500       0.001%    Dain Bosworth
   PRINLCG               100      15.00     $1,500       0.001%    Dain Bosworth
   PRINLCV               100      15.00     $1,500       0.001%    Dain Bosworth
   PRINPART              100      15.00     $1,500       0.001%    Dain Bosworth
   UFEG                  300      15.00     $4,500       0.003%           TWPT
   UFTECH                100      15.00     $1,500       0.001%         TWPT
   879                13,900      15.00   $208,500       0.154%    Thomas Weisel
   1092                3,200      15.00    $48,000       0.036%    Thomas Weisel
   1168                1,000      15.00    $15,000       0.011%    Thomas Weisel
   1529                1,500      15.00    $22,500       0.017%    Thomas Weisel
   1719                  300      15.00     $4,500       0.003%    Thomas Weisel
   1909                  100      15.00     $1,500       0.001%    Thomas Weisel

   Total Shares       31,000
   Total Purchased by all 40-Act Funds                          $465,000
   Total % of Deal Purchased by all Funds                           0.34%

                                                                                         YES                     NO
10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                X
   in MSDWIM Compliance?


   \s\ Phil Friedman
   Portfolio Manager's or designee's Signature

   **************************************
   MSDWIM Compliance*:                                                                   YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the                                     X
   appropriate outside administrators for third-party Funds?

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)

   *LEGEND

   GIMS ACRONYM      ACCOUNT NAME

   00071281          MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
   00071928          MSDWIF - VALUE EQUITY PORTFOLIO
   00081087          MSDWIF - EQUITY GROWTH PORTFOLIO
   255               LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
   *391486           MSDW GROWTH FUND
   *391548           MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
   *391822           MSDW TAX MANAGED GROWTH FUND
   *391829           MSDW TECHNOLOGY FUND
   52297             VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
   4757              PHOENIX FUND
   8716              CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
   89902549          MSDWIF -  FOCUS EQUITY PORTFOLIO
   89902551          VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
   *ALLSTAR          ALL STAR GROWTH FUND
   ESTF0004          ENDEAVOR ASSET ALLOCATION PORTFOLIO
   JL50              VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
   JU3I              SUNAMERICA SERIES TRUST - TECHNOLOGY PORTFOLIO
   MTEC              MSDWIF - TECHNOLOGY PORTFOLIO
   *NEXTGEN          NEXT GENERATION FUND
   PRINAGGR          PRINCIPAL AGGRESSIVE GROWTH FUND
   PRINCON           PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
   PRINLCG           PRINCIPAL PARTNERS LARGE CAP GROWTH FUND I
   PRINLCV           PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
   PRINSCG           PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
   PRINPART          PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
   UFEG              UNIVERSAL INSTITUTIONAL FUNDS INC.- EQUITY GROWTH PORTFOLIO
   UFTECH            UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO
   879               MSIF TRUST MID CAP VALUE
   1092              VAN KAMPEN AMERICAN VALUE
   1168              MORGAN STANLEY UNIVERSAL FUNDS MID CAP VALUE
   1529              MORGAN STANLEY MID CAP VALUE LP
   1719              W.K. KELLOGG FOUNDATION
   1909              PARTNERS MIDCAP BLEND FUND

   * Dean Witter Adviser's Funds
   AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Willis Group Holdings/WSH
   Fund(s)           List below     (please use GIM2 acronyms or
                                     proper fund names)
   Offering Date:              June 11, 2001
   No. of Securities Offered:  20,000,000
   (# of shares or # of bonds)
   Affiliated Broker:          Morgan Stanley & Co
   Price Per Unit:             $13.50

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities
   [   ]  Municipal Securities
   [   ]  Offered in an  Eligible Foreign Offering

                                                                                         YES                  NO
 1 Are the securities  being offered pursuant to a  firm commitment                       X
    underwriting?
                                                                                         YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not             X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                         YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not          X
   receive compensation in connection with the transaction?
                                                                                         YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day              X
   on which any sales are made?
                                                                                         YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                            X
   transactions?
                                                                                         YES                  NO        N/A
 6 If not a municipal issuer, has the issuer ( including predecessors) been in            X
   continuous operation for at least three years?
                                                                                         YES                  NO        N/A
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                      X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                         YES                  NO        N/A
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                 X
   this transaction?
                                                                                         YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS  for all           X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                        20,000,000
   Price per Unit:                                                  13.50
   10% of Total Offering:                                   27,000,000.00


   40-Act Fund               Units           Offer            Total       % of Total           Selling Broker
                             To Buy          Price            Value       Offer Purchased
                                                                             By Each Fund
   *SEE LEGEND

   00071281                  6,200            13.50           $83,700          0.031%                   MLCO
   00071928                  3,000            13.50           $40,500          0.015%                   JPMS
   00081087                 32,000            13.50          $432,000          0.160%                   SBSH
   255                         200            13.50            $2,700          0.001%                   SBSH
   391486                   29,400            13.50          $396,900          0.147%                   JPMS
   391548                    2,900            13.50           $39,150          0.015%                   SBSH
   391822                    4,000            13.50           $54,000          0.020%                   SBSH
   391829                   22,200            13.50          $299,700          0.111%                   MONT
   4757                                       31.00                $0          0.000%
   52297                     2,700            13.50           $36,450          0.014%                   SBSH
   8716                        300            13.50            $4,050          0.002%                   SBSH
   89902549                  3,200            13.50           $43,200          0.016%                   SBSH
   89902551                 12,200            13.50          $164,700          0.061%                   SBSH
   ALLSTAR                   3,400            13.50           $45,900          0.017%                   SBSH
   ESTF0004                  5,400            13.50           $72,900          0.027%                   SBSH
   JL50                        700            13.50            $9,450          0.004%                   SBSH
   JU3I                      1,300            13.50           $17,550          0.007%                   MLCO
   MTEC                      2,000            13.50           $27,000          0.010%                   SBSH
   NEXTGEN                   1,000            13.50           $13,500          0.005%                   SBSH
   PRINAGGR                  9,500            13.50          $128,250          0.048%                   Salomon Smith Barney
   PRINCON                     500            13.50            $6,750          0.003%                   Legg Mason
   PRINLCG                     100            13.50            $1,350          0.001%                   JPMorgan Chase
   PRINLCV                     500            13.50            $6,750          0.003%                   JPMorgan Chase
   PRINPART                  2,000            13.50           $27,000          0.010%                   Warburg Dillon Read
   UFEG                      4,000            13.50           $54,000          0.020%                   WARR
   UFTECH                    1,200            13.50           $16,200          0.006%                   WARR
   879                     113,100            13.50        $1,526,850          0.566%                   Salomon Smith Barney
   1092                     25,000            13.50          $337,500          0.125%                   Salomon Smith Barney
   1168                      8,500            13.50          $114,750          0.043%                   Salomon Smith Barney
   1463                     20,700            13.50          $279,450          0.104%                   Salomon Smith Barney
   1529                     11,700            13.50          $157,950          0.059%                   Salomon Smith Barney
   1647                      2,500            13.50           $33,750          0.013%                   Salomon Smith Barney
   1719                      2,600            13.50           $35,100          0.013%                   Salomon Smith Barney
   1785                        500            13.50            $6,750          0.003%                   Salomon Smith Barney
   1795                        200            13.50            $2,700          0.001%                   Salomon Smith Barney
   1816                        200            13.50            $2,700          0.001%                   Salomon Smith Barney
   1817                        100            13.50            $1,350          0.001%                   Salomon Smith Barney
   1818                        200            13.50            $2,700          0.001%                   Salomon Smith Barney
   1820                        100            13.50            $1,350          0.001%                   Salomon Smith Barney
   1878                     26,800            13.50          $361,800          0.134%                   Salomon Smith Barney
   1879                      3,900            13.50           $52,650          0.020%                   Salomon Smith Barney
   1909                        400            13.50            $5,400          0.002%                   Salomon Smith Barney

   Total Shares            366,400
   Total Purchased by all 40-Act Funds                        $4,946,400
   Total % of Deal Purchased by all Funds                           1.83%

                                                                                         YES                     NO
10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                X
   in MSDWIM Compliance?



   Portfolio Manager's or designee's Signature

   \s\ Phil Friedman
   MSDWIM Compliance*:                                                                   YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and  to the                                     X
   appropriate outside administrators for third-party Funds?

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


   *LEGEND

   GIMS ACRONYM      ACCOUNT NAME

   00071281          MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
   00071928          MSDWIF - VALUE EQUITY PORTFOLIO
   00081087          MSDWIF - EQUITY GROWTH PORTFOLIO
   255               LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
   *391486           MSDW GROWTH FUND
   *391548           MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
   *391822           MSDW TAX MANAGED GROWTH FUND
   *391829           MSDW TECHNOLOGY FUND
   52297             VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
   4757              PHOENIX FUND
   8716              CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
   89902549          MSDWIF -  FOCUS EQUITY PORTFOLIO
   89902551          VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
   *ALLSTAR          ALL STAR GROWTH FUND
   ESTF0004          ENDEAVOR ASSET ALLOCATION PORTFOLIO
   JL50              VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
   JU3I              SUNAMERICA SERIES TRUST - TECHNOLOGY PORTFOLIO
   MTEC              MSDWIF - TECHNOLOGY PORTFOLIO
   *NEXTGEN          NEXT GENERATION FUND
   PRINAGGR          PRINCIPAL AGGRESSIVE GROWTH FUND
   PRINCON           PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
   PRINLCG           PRINCIPAL PARTNERS LARGE CAP GROWTH FUND I
   PRINLCV           PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
   PRINSCG           PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
   PRINPART          PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
   UFEG              UNIVERSAL INSTITUTIONAL FUNDS INC.-EQUITY GROWTH PORTFOLIO
   UFTECH            UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO
   879               MSIF TRUST MID CAP VALUE
   1092              VAN KAMPEN AMERICAN VALUE
   1168              MORGAN STANLEY UNIVERSAL FUNDS MID CAP VALUE
   1463              MSIF TRUST SMALL CAP GROWTH
   1529              MORGAN STANLEY MID CAP VALUE LP
   1647              NATIONWIDE SELECT SMALL CAP GROWTH
   1719              W.K. KELLOGG FOUNDATION
   1785              JOHN MERCK MID CAP GROWTH
   1795              MSIF TRUST STRATEGIC SMALL VALUE
   1816              THE J.A. FAMILY TRUST
   1817              THE M.A.B. FAMILY TRUST
   1818              THE BONEL TRUST
   1820              THE L.A.G. FAMILY TRUST
   1878              DEV GROWTH SEC TRUST
   1879              SELECT DEV GROWTH
   1909              PARTNERS MIDCAP BLEND FUND

   * Dean Witter Adviser's Funds




                             RULE 10f-3 REPORT FORM

                         Record Of Securities Purchased
                     Under The Trust's Rule 10f-3 Procedures

1.  Name of Portfolio: Principal Investors Fund Inc.
                       Partners Mid Cap Value Fund

2.  Name of Issuer: The Phoenix Companies, Inc.

3.  Date of Purchase: June 19, 2001

4.  Underwriter from whom purchased: Morgan Stanley Dean Witter

5. "Affiliated Underwriter" managing or participating in underwriting syndicate: Neuberger Berman, LLC

6.  Is a list of the underwriting syndicate's members attached? Yes X   No _____

7. Aggregate principal amount of purchase by all investment companies advised by the Adviser or Subadviser: 344,900

8.  Aggregate principal amount of offering: 48,800,000

9.  Purchase price (net of fees and expenses): $17.50

10. Date offering commenced: June 19, 2001

11. Offering price at close of first day on which any sales were made: $17.50

12. Commission, spread or profit:  5.40%                 $0.945/ share

13. Have the following conditions been satisfied?    Yes           No

a.  The securities are:

      part of an issue  registered  under the
      Securities Act of 1933 which is being
      offered to the public;                         X          ____

      Eligible Municipal Securities;                ____        ____

      sold in an Eligible Foreign Offering; or      ____        ____

      sold in an Eligible Rule 144A offering?       ____        ____

(See Appendix B to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.) Yes No

                                                                               Yes           No
b.  (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
    Eligible Foreign Offering, for any rights to purchase that are required
    by law to be granted to existing security holders of the issuer); OR        X            ____

    (2) If the  securities to be purchased were offered for  subscription upon exercise of rights, such  securities were purchased  on or before the fourth day preceding  the day on which the rights offering
    terminates?                                                                 ____         ____
c.  The underwriting was a firm commitment underwriting?                        X            ____
d.  The commission,  spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see Attachment for comparison of spread with comparable
    recent offerings)?                                                          X            ____
e.  The issuer of the securities,  except for Eligible Municipal  Securities, and its predecessors have been in continuous operation for not less
    than three years?                                                           X            ____
f.  (1) The amount of the  securities,  other than those  sold in an  Eligible
    Rule 144A  Offering (see  below),  purchased  by all of the  investment companies  advised by the  Adviser did not exceed 25% of the
    principal amount of the offering; OR                                        X            ____
    (2) If the securities purchased were sold in an Eligible Rule 144A
    Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

         (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

         (ii)     The principal amount of the offering of such class in any
                  concurrent public offering?                                   ----         ----

g.  (1)  No   affiliated   underwriter   of  the   Trust   was  a   direct
         or   indirect   participant in or beneficiary of the sale; OR          X            ____

    (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to
    the account of an affiliated underwriter?                                   ----         ----

h.  Information  has or will be  timely  supplied  to the  appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly
    reports to the Trustees?                                                    X            ____

Approved:                                                  Date: June 27, 2001
/s/ R Russell

Attachment
                             RULE 10f-3 REPORT FORM

                         Record Of Securities Purchased
                     Under The Trust's Rule 10f-3 Procedures

1.  Name of Portfolio: Principal Investors Fund Inc. Partners Mid Cap Value Fund

2.  Name of Issuer: Willis Group Holdings Limited

3.  Date of Purchase: June 11, 2001

4.  Underwriter from whom purchased: First Union Securities, Inc.

5. "Affiliated Underwriter" managing or participating in underwriting syndicate: Neuberger Berman, LLC

6.  Is a list of the underwriting syndicate's members attached?  Yes X  No _____

7. Aggregate principal amount of purchase by all investment companies advised by the Adviser or Subadviser: 113,700

8.  Aggregate principal amount of offering: 23,000,000

9.  Purchase price (net of fees and expenses): $13.50

10. Date offering commenced: June 11, 2001

11. Offering price at close of first day on which any sales were made: $13.50

12. Commission, spread or profit:  6.75%                 $0.911/ share

13. Have the following conditions been satisfied?                   Yes      No

a.  The securities are:

    part of an issue  registered  under the  Securities Act
    of 1933 which is being offered to the public;                    X     ____

    Eligible Municipal Securities;                                  ____   ____

    sold in an Eligible Foreign Offering; or                        ____   ____

    sold in an Eligible Rule 144A offering?                         ____   ____

    (See Appendix B to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                                           Yes           No

b.       (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
         Eligible Foreign Offering, for any rights to purchase that are required
         by law to be granted to existing security holders of the issuer); OR                               X             ____

         (2) If the  securities to be purchased were offered for  subscription upon exercise of rights, such  securities  were  purchased on or before the fourth day preceding  the day on which the rights offering
         terminates?                                                                                        ____          ____
c.       The underwriting was a firm commitment underwriting?                                               X             ____
d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see Attachment for comparison of spread with
         comparable recent offerings)?                                                                      X             ____
e.       The issuer of the securities,  except for Eligible Municipal  Securities, and its predecessors have been in continuous operation for not less
         than three years?                                                                                  X             ____
f.       (1) The amount of the  securities,  other than those  sold in an
         Eligible  Rule 144A  Offering (see  below),  purchased  by all of the investment  companies  advised by the  Adviser did not
         exceed 25% of the principal amount of the offering; OR
                                                                                                            X             ____
         (2) If the securities purchased were sold in an Eligible Rule 144A
         Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

         (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

         (ii)     The principal amount of the offering of such class in any
                  concurrent public offering?                                                               ----          ----
g.  (1)  No   affiliated   underwriter   of  the   Trust   was  a   direct   or
         indirect   participant in or beneficiary of the sale; OR                                           X             ____

    (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to
        the account of an affiliated underwriter?                                                           ----          ----

h.       Information  has or will be  timely  supplied  to the  appropriate officer  of the  Trust  for inclusion on SEC Form N-SAR and quarterly
         reports to the Trustees?                                                                           X             ____

Approved:                                                   Date: June 27, 2001
/s/ R Russell

Attachment
3



                             RULE 10f-3 REPORT FORM

                         Record Of Securities Purchased
                     Under The Trust's Rule 10f-3 Procedures

1.   Name of Portfolio:  Principal  Investors  Fund Inc.  Partners Mid Cap Value
     Fund

2.   Name of Issuer: Sierra Pacific Resources

3.   Date of Purchase: August 9, 2001

4. Underwriter from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.   "Affiliated   Underwriter"   managing  or   participating  in  underwriting
     syndicate: Neuberger Berman, LLC

6.   Is a list of the underwriting syndicate's members attached? Yes X  No _____

7. Aggregate principal amount of purchase by all investment companies advised by the Adviser or Subadviser: 1,461,900

8.   Aggregate principal amount of offering: 20,500,000

9.   Purchase price (net of fees and expenses): $15.00 -

10.  Date offering commenced: August 9, 2001

11.  Offering price at close of first day on which any sales were made: $15.00 -

12.  Commission, spread or profit: 3.75 % $0.5625/ share

13.  Have the following conditions been satisfied?                                         Yes           No
                                                                                           ---           --

a.       The securities are:

                  part of an issue  registered  under the  Securities Act of
                  1933 which is being offered to the public;                               X             ____

                  Eligible Municipal Securities;                                           ____          ____

                  sold in an Eligible Foreign Offering; or                                 ____          ____

                  sold in an Eligible Rule 144A offering?                                  ____          ____

          (See Appendix B to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.) Yes No

b.       (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an
         Eligible Foreign Offering, for any rights to purchase that are required
         by law to be granted to existing security holders of the issuer); OR              X             ____

          (2) If the  securities to be purchased  were offered for  subscription upon exercise of rights,  such  securities were purchased on or before the  fourth  day  preceding  the  day on  which  the  rights  offering
          terminates?                                                                      ____          ____

c.   The underwriting was a firm commitment underwriting?                                  X             ____

d.   The  commission,  spread or profit was  reasonable  and fair in relation to that being received by others for underwriting  similar  securities  during the same period (see  Attachment for  comparison of spread with  comparable
     recent offerings)?                                                                    X             ____
e.   The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous  operation for not less than three
     years?                                                                                X             ____
f.   (1) The amount of the securities, other than those sold in an Eligible Rule
     144A Offering  (see below),  purchased by all of the  investment  companies advised by the  Adviser did not exceed 25% of the  principal  amount of the
     offering; OR                                                                          X             ____

     (2)  If the  securities  purchased  were  sold  in an  Eligible  Rule  144A
     Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

     (i)  The   principal   amount  of  the  offering  of  such  class  sold  by
          underwriters  or  members  of  the  selling   syndicate  to  qualified
          institutional buyers, as defined in Rule 144A(a)(1), plus

     (ii) The principal  amount of the offering of such class in any  concurrent
          public offering?                                                                 ----          ----


g.   (1) No  affiliated  underwriter  of the  Trust  was a  direct  or  indirect
     participant in or beneficiary of the sale; OR                                         X             ____

     (2) With respect to the  purchase of Eligible  Municipal  Securities,  such purchase was not  designated as a group sale or otherwise  allocated to the
     account of an affiliated underwriter?                                                 ----          ----

h.   Information has or will be timely  supplied to the  appropriate  officer of the Trust for  inclusion  on SEC Form  N-SAR and  quarterly  reports to the
     Trustees?                                                                              X            ____

Approved:                                   Date: August 21, 2001

Attachment